SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 18, 1999

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-5965	36-2723087

(Commission File Number)	(IRS Employer Identification No.)

Fifty South LaSalle Street, Chicago, Illinois	60675

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(312) 630-6000

Item 5. Other Events

           The information contained in the registrant's October 18, 1999 press release, reporting on the registrant's earnings for the third quarter of 1999, a copy of which is filed as Exhibit 99 hereto, is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

        (c) Exhibits:

             Exhibit 99         October 18, 1999 Press Release

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHERN TRUST CORPORATION
(Registrant)

Dated: October 18, 1999	By: /s/ Perry R. Pero
Perry R. Pero
Vice Chairman
and Chief Financial Officer

EXHIBIT INDEX

Number	Description	Page Number
99	October 18, 1999 Press Release	5